UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2010

NEENAH PAPER, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 19, 2010, the following proposals were submitted to stockholders at the 2010 Annual Meeting of Stockholders of Neenah Paper, Inc.:

1.               The election of three Class III directors to serve for three years and until their successors are duly elected and qualified;

2.               The ratification of Deloitte & Touche LLP to serve as the company’s independent public accounting firm for the fiscal year ending December 31, 2010.

All director nominees were elected and the selection of Deloitte & Touche LLP was ratified by the stockholders.  The number of votes cast for, withheld from, abstentions and broker non-votes with respect to each matter voted upon are set forth in the tables below:

Board of Director Election Results

Director Nominee	Votes for	Votes Withheld	Broker non-votes

Sean T. Erwin	11,109,552	212,891	1,515,976

Edward Grzedzinski	11,133,767	188,676	1,515,976

John F. McGovern	10,411,330	733,728	1,515,976

Ratification of Independent Public Accounting Firm

Firm	Votes for	Votes against	Abstentions

Deloitte & Touche LLP	12,679,138	141,767	17,514

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: May 20, 2010	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Senior Vice President, General Counsel and Secretary

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